Exhibit 32.2

CERTIFICATION

OF

CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ballistic Recovery Systems, Inc. does hereby certify that:

a.               the Quarterly Report on Form 10-QSB of Ballistic Recovery Systems, Inc. for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ballistic Recovery Systems, Inc.

Date: August 14, 2006	/s/ Don R. Hedquist
By Don R. Hedquist
Principal Accounting Officer